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                                                                   EXHIBIT 99.2

                           [LOGO OF CBS Corporation]

                                CBS CORPORATION
       Proxy solicited by the Board of Directors for Special Meeting of
                        Shareholders, December 29, 1999
       (See Joint Proxy Statement/Prospectus for discussion of item 1.)


  The undersigned hereby appoints David T. McLaughlin, Mel Karmazin and Louis
J. Briskman and each of them, jointly and severally, as proxies, with power of substitution, to vote all shares of CBS Corporation common stock which the undersigned is entitled to vote on all matters which may properly come before the Special Meeting of Shareholders of CBS Corporation or any adjournment thereof. Attendance of the undersigned at the meeting or any adjourned session of the meeting will not be deemed to revoke this proxy unless the undersigned affirmatively indicates the intention of the undersigned to vote the shares represented by this proxy in person before the exercise of this proxy.
  If you are a participant in an employee savings plan (or 401(k) Plan) through which you own an interest in CBS common stock, this proxy card will also constitute your voting instructions to the trustee of that plan.

                                        (change of address)

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                                        If you have written in the above
                                        space, please mark the corresponding
                                        box on the reverse side of this card.

                          PRELIMINARY PROXY MATERIALS
                            Detach Proxy Card Here

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        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.
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
 1.  To adopt the Agreement and Plan of Merger, dated as of
     September 6, 1999, as amended and restated as of October
     8, 1999 and as of November 23, 1999, among CBS
     Corporation, Viacom Inc., and Viacom/CBS LLC.              FOR [_] AGAINST [_] ABSTAIN [_]

The shares represented by this Proxy Card will be voted as specified above, but if no specification is made they will be voted FOR Item 1. They will be voted at the discretion of the proxies on any other matter that may properly come before the meeting.
Please sign, date and return promptly in the accompanying envelope.

                                            Note: Please sign
                                            exactly as name
                                            appears hereon. Joint
                                            owners should each
                                            sign. When signing as
                                            attorney, executor,
                                            administrator,
                                            trustee or guardian,
                                            give full name and
                                            title as such.

                                            DATED: ________ , 1999
                                            ______________________
                                              Signature of Share
                                                   Owner(s)
                                            ______________________
                                    ---       Signature of Share
                                                   Owner(s)

                                                Votes MUST be
                                                indicated (x) in
                                                black or blue
                                                ink__________.[_]

                                                To change your
                                                address, mark
                                                this box and
                                                correct on
                                                reverse side__[_].

                                                If you plan to
                                                attend the
                                                Special Meeting,
                                                please check
                                                this box______[_].

(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)

                               Please Detach Here
                 You Must Detach This Portion of the Proxy Card
                  Before Returning It in the Enclosed Envelope

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                                CBS CORPORATION
                                P. O. BOX 11009
                           NEW YORK, N.Y. 10203-0009

      You are encouraged to specify your choice by marking the appropriate box on the reverse side. The proxies cannot vote your shares unless you sign and return this proxy card.



                                      CBS CORPORATION
                                      P. O. BOX 11009
                                      NEW YORK, N.Y. 10203-0009

          (Continued, and to be signed and dated on the reverse side.)